The following is a supplement to your Allstate variable annuity prospectus. Please review and retain this supplement with your current prospectus. If you have any questions, call 1-800-256-9392.

Allstate Life Insurance Company of New York

Allstate Life of New York Separate Account A

Preferred Client Variable Annuity

Allstate Variable Annuity II

Allstate Variable Annuity 3

Allstate Variable Annuity 3 AssetManager

Supplement dated January 13, 2006

to

Prospectuses dated April 30, 2005

This supplement announces the change in investment objective for three portfolios corresponding to variable sub-accounts available under your contract.

The section entitled “Investment Alternatives: The Variable Sub-Accounts” lists the investment objective for each portfolio corresponding to the Variable Sub-Accounts. Effective January 13, 2006, the table below outlines the new investment objective for the following portfolios:

Portfolio	Investment Objective

AllianceBernstein Growth Portfolio – Class B	Long-term growth of capital.
AllianceBernstein Growth and Income	Long-term growth of capital.
Portfolio – Class B
AllianceBernstein Large Cap Growth	Long-term growth of capital.
Portfolio – Class B